UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 7, 2008

ISILON SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33196	91-2101027
(Commission File Number)	(IRS Employer Identification No.)

3101 Western Avenue, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 315-7500
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On May 7, 2008, Isilon Systems, Inc. announced its financial results for the first quarter of 2008 that ended March 31, 2008.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued May 7, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isilon Systems, Inc.
(Registrant)

Date: May 7, 2008	By:	/s/ Keenan M. Conder
Keenan M. Conder
VP General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued May 7, 2008

EXHIBIT 99.1

ISILON SYSTEMS ANNOUNCES 2008 FIRST QUARTER FINANCIAL RESULTS

SEATTLE, WA — May 7, 2008 — Isilon® Systems (NASDAQ: ISLN), the leader in clustered storage, today announced its financial results for the first quarter of 2008 that ended March 31, 2008.  Revenue for the first quarter was $24.1 million, an increase of 35 percent compared with $17.8 million in the first quarter of 2007.

“I am encouraged by these results as we emerge from the challenges of the past few quarters,” said Sujal Patel, President and Chief Executive Officer, Isilon Systems.  “Despite recent business headwinds and a seasonally slower first quarter, we witnessed record levels of repeat purchases from existing customers, reflecting Isilon’s strong value proposition and the modular, ‘pay as you grow,’ architecture of our clustered storage systems.”

Financial results for the first quarter of 2008 included the following:

•
Gross margin for the first quarter of 2008 was 53.5 percent, compared with 48.1 percent in the first quarter last year.  On a non-GAAP basis, gross margin for the first quarter was 53.7 percent, compared with 48.2 percent in the first quarter last year.

•
Loss from operations for the first quarter of 2008 was $10.8 million, compared with $8.0 million in the first quarter last year.  On a non-GAAP basis, loss from operations for the first quarter of 2008 was $9.5 million, compared with $7.5 million in the first quarter last year.

•
Net loss for the first quarter of 2008 was $10.1 million, or $0.16 per share, compared with net loss of $6.9 million, or $0.11 per share, in the first quarter last year.  Non-GAAP net loss for the first quarter was $8.8 million, or $0.14 per share, compared with non-GAAP net loss of $6.4 million, or $0.11 per share in the first quarter last year.

•	At March 31, 2008, cash, cash equivalents and marketable securities were $78.6 million, compared with $85.9 million at the end of 2007, and the company had no outstanding debt.

Operating results for the first quarter of 2008 were impacted by $2.8 million, or $0.04 per share, in professional fees and expenses related to the Audit Committee’s independent review, which concluded at the end of the first quarter.

Conference Call

Isilon management will host a conference call today at 2:00 p.m. PT (5:00 p.m. ET) to discuss Isilon’s first quarter financial results.  The conference call will be webcast on the Investor Relations section of Isilon’s website at www.isilon.com/company/, where it will be archived.  In addition, the conference call will be accessible by telephone at 800-320-2978 or 617-614-4923; the passcode is 71639829.

A replay of the conference call will be available by telephone approximately two hours after the call ends until 9:00 p.m. PT (12:00 midnight ET), May 21, 2008, at 888-286-8010 or 617-801-6888; the passcode for the replay is 81176772.

About Isilon Systems

Isilon Systems (NASDAQ: ISLN) is the worldwide leader in clustered storage systems and software for digital content and unstructured data, enabling enterprises to transform data into information – and information into breakthroughs.  Isilon’s award-winning family of IQ clustered storage systems combines Isilon’s OneFS® operating system software with the latest advances in industry-standard hardware to deliver modular, pay-as-you-grow, enterprise-class storage systems.  Isilon’s clustered storage solutions speed access to critical business information while dramatically reducing the cost and complexity of storing it.  Information about Isilon can be found at http://www.isilon.com.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented below in accordance with GAAP, this press release includes non-GAAP gross margin, non-GAAP loss from operations, non-GAAP net loss, and non-GAAP loss per share.  Isilon provides non-GAAP information to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future and to aid in comparing current operating results with those of past periods.  The company believes the non-GAAP measures provide useful information to management and investors by excluding certain items that may not be indicative of Isilon’s core operating results and business outlook.

Non-GAAP gross margin, non-GAAP loss from operations and non-GAAP net loss exclude charges related to stock-based compensation.  Isilon excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that Isilon does not believe reflect core operating results.  Stock-based compensation expense is dependent on a number of factors over which management has limited control and is not a factor management utilizes in operating the business.

These non-GAAP measures are not calculated in accordance with GAAP and should be considered supplemental to, and not a substitute for, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies.  In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles.  Isilon believes that non-GAAP measures have inherent limitations in that they do not reflect all of the amounts associated with Isilon's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Isilon's results of operations in conjunction with the corresponding GAAP measures.  We compensate for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to operational measures.  We expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion or inclusion of these items from our non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent.

A table following the financial statements provides a reconciliation of the most directly comparable GAAP measures to the non-GAAP measures used by management.

Safe Harbor for Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning our future financial and operating results, the benefits of our products, technologies and services, and our ability to achieve our goals, plans and objectives.  These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  The use of words such as "intend" and "expect," among others, generally identify forward-looking statements but are not the exclusive means of identifying such statements.  Forward-looking statements involve risks, uncertainties, and assumptions.  If the risks or uncertainties ever materialize, or the assumptions prove incorrect, our actual results may differ materially from those expressed or implied by our forward-looking statements.  There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-looking statements include the following: risks associated with anticipated growth in the storage of unstructured, digital content; competitive factors, including changes in the competitive environment, pricing pressures, sales cycle time and increased competition; our ability to build and expand our direct sales operations and reseller distribution channels; our ability to build sales backlogs and improve sales linearity; general economic and industry conditions, including expenditure trends for storage-related products; new product introductions and our ability to develop and deliver innovative products; our ability to provide high-quality service and support offerings; our reliance on a limited number of suppliers and our ability to forecast demand for our products and potential shortages or price fluctuations in our supply chain; risks associated with international operations; and, macroeconomic factors affecting the United States.  These and other important risk factors and assumptions are described in detail in our 2007 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission.  The Company makes no commitment to revise or update any forward-looking statements in order to reflect subsequent events or circumstances.

###

Contacts:

Press:
Jay Wampold, Senior Director of Marketing and Communications, Isilon Systems,
+1-206-315-7620, jay.wampold@isilon.com

Investors:
Rosemary Moothart, Director of Investor Relations, Isilon Systems,
+1-206-315-7509, rosemary.moothart@isilon.com

Isilon Systems, Inc.
Condensed Consolidated Statements of Operations

	Three Months Ended
	March 31, 2008	April 1, 2007 Restated*
	(in thousands, except per share data)
Revenue:
Product	$19,752	$14,966
Services	4,372	2,880

Total revenue	24,124	17,846

Cost of revenue:
Product	8,409	7,760
Services (1)	2,820	1,508

Total cost of revenue	11,229	9,268

Gross profit	12,895	8,578

Operating expenses:
Research and development (1)	5,490	4,674
Sales and marketing (1)	11,800	9,009
General and administrative (1)	6,396	2,876

Total operating expenses	23,686	16,559

Loss from operations	(10,791)	(7,981)

Other income (expense), net
Interest income and other	802	1,164

Total other income, net	802	1,164

Loss before income tax expense	(9,989)	(6,817)

Income tax expense	(109)	(39)

Net loss	$(10,098)	$(6,856)

Net loss per common share, basic and diluted	$(0.16)	$(0.11)
Shares used in computing basic and diluted net loss per common share	62,749	60,733

(1) Includes stock-based compensation as follows:
Cost of revenue	$60	$19
Research and development	181	99
Sales and marketing	631	152
General and administrative	425	188

*For further reference, please see the company's Quarterly Report on Form 10-Q for the third quarter of 2007 and its 2007 Annual Report on Form 10-K filed April 2, 2008, with the Securities and Exchange Commission.

Isilon Systems, Inc.
Condensed Consolidated Balance Sheets
	As of
	March 31, 2008	December 30, 2007
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$38,580	$38,999
Marketable securities	40,052	46,862
Trade receivables, net of allowances of $331 and $324, respectively	17,798	20,152
Inventories	12,820	9,430
Other current assets	6,121	5,524
Total current assets	115,371	120,967

Property and equipment, net	10,442	10,571
Total assets	$125,813	$131,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,515	$10,962
Accrued liabilities	6,698	5,182
Accrued compensation and related benefits	4,594	5,180
Deferred revenue	13,668	12,392
Total current liabilities	35,475	33,716

Deferred revenue, net of current portion	6,935	5,819
Deferred rent, net of current portion	3,374	3,414
Total liabilities	45,784	42,949

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	192,571	191,254
Accumulated other comprehensive loss	145	(76)
Accumulated deficit	(112,688)	(102,590)
Total stockholders' equity	80,029	88,589
Total liabilities and stockholders' equity	$125,813	$131,538

Isilon Systems, Inc.
Condensed Consolidated Statements of Cash Flows

	Period Ended
	March 31, 2008	April 1, 2007 Restated*
	(in thousands)
Cash flows from operating activities
Net loss	$(10,098)	$(6,856)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,518	1,181
Amortization of discount on marketable securities	(79)	-
Stock-based compensation expense	1,297	458
Changes in operating assets and liabilities:
Accounts receivable, net	2,354	3,297
Inventories	(3,390)	(661)
Other current assets	(584)	(1,795)
Accounts payable	(943)	5,469
Accrued liabilities, compensation payable and deferred rent	959	(606)
Deferred revenue	2,392	852

Net cash (used in) provided by operating activities	(6,574)	1,339

Cash flows from investing activities
Purchases of property and equipment	(812)	(1,214)
Purchases of marketable securities	(9,078)	-
Proceeds from sales and maturities of marketable securities	16,050	-

Net cash provided by (used in) investing activities	6,160	(1,214)

Cash flows from financing activities
Proceeds from issuance of common stock	-	17
Repurchases of unvested common stock	(13)	-
Payments of offering costs	-	(600)

Net cash used in financing activities	(13)	(583)

Effect of exchange rate changes on cash and cash equivalents	8	(3)
Net decrease in cash and cash equivalents	(419)	(461)

Cash and cash equivalents at beginning of period	38,999	99,899
Cash and cash equivalents at end of period	$38,580	$99,438

*For further reference, please see the company's Quarterly Report on Form 10-Q for the third quarter of 2007 and its 2007 Annual Report on Form 10-K filed April 2, 2008, with the Securities and Exchange Commission.

Isilon Systems, Inc.
Reconciliation of GAAP to non-GAAP results
(in thousands, except percentages and per share data)

		Operating Expenses
	Gross margin %	Research and development	Sales and marketing	General and administrative	Total	Loss from operations	Net loss	Shares used in computing basic and diluted net loss per common share	Net loss per common share, basic and diluted
Three Months Ended
March 31, 2008
GAAP	53.5%	$5,490	$11,800	$6,396	$23,686	$(10,791)	$(10,098)	62,749	$(0.16)
Adjustments:
Stock-based compensation	0.2%	(181)	(631)	(425)	(1,237)	1,297	1,297
Non-GAAP	53.7%	$5,309	$11,169	$5,971	$22,449	$(9,494)	$(8,801)	62,749	$(0.14)

April 1, 2007, Restated*
GAAP	48.1%	$4,674	$9,009	$2,876	$16,559	$(7,981)	$(6,856)	60,733	$(0.11)
Adjustments:
Stock-based compensation	0.1%	(99)	(152)	(188)	(439)	458	458
Non-GAAP	48.2%	$4,575	$8,857	$2,688	$16,120	$(7,523)	$(6,398)	60,733	$(0.11)

*For further reference, please see the company's Quarterly Report on Form 10-Q for the third quarter of 2007 and its 2007 Annual Report on Form 10-K filed April 2, 2008, with the Securities and Exchange Commission.